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Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income from Continuing Operations:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Segment Detail
Global Consumer:
Cards
Global Cards	6
North America Cards	7
International Cards	8
Consumer Finance
Global Consumer Finance	9
North America Consumer Finance	10
International Consumer Finance	11
Retail Banking
Global Retail Banking	12
North America Retail Banking	13
International Retail Banking	14
Global Corporate and Investment Bank:
Income Statement	15
Revenue Details	16
Capital Markets and Banking	17
Transaction Services	18
Private Client Services	19
Global Investment Management:
Life Insurance and Annuities	20–21
Private Bank	22
Asset Management	23
Insurance Investment Portfolio	24
Proprietary Investment Activities	25
Citigroup Supplemental Detail
Consolidated Statement of Income	26
Consolidated Statement of Financial Position	27
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	28
Reserve for Loan Losses	29
Non-Performing Assets	30

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the preeminent global financial services company with some 200 million customer accounts in approximately 100 countries, provides consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003		4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003		YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Income from Continuing Operations	3,484	3,829	3,706	2,429	4,103	4,299	4,691	4,760		96%	13,448	17,853		33%
Discontinued Operations, After-tax	1,406	255	214	—	—	—	—	—			1,875	—
Cumulative Effect of Accounting Change	(47)	—	—	—	—	—	—	—			(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	$4,760		96%	$15,276	$17,853		17%

Basic Earnings Per Share:
Income from Continuing Operations	$0.68	$0.75	$0.73	$0.48	$0.80	$0.84	$0.92	$0.93		94%	$2.63	$3.49		33%

Net Income	$0.94	$0.80	$0.77	$0.48	$0.80	$0.84	$0.92	$0.93		94%	$2.99	$3.49		17%

Weighted average common shares applicable to Basic EPS	5,110.5	5,096.7	5,036.6	5,068.0	5,094.9	5,085.5	5,096.8	5,096.1			5,078.0	5,093.3

Preferred Dividends—Basic	$21	$21	$21	$20	$20	$17	$17	$17			$83	$71

Diluted Earnings Per Share:
Income from Continuing Operations	$0.66	$0.73	$0.72	$0.47	$0.79	$0.83	$0.90	$0.91		94%	$2.59	$3.42		32%

Net Income	$0.93	$0.78	$0.76	$0.47	$0.79	$0.83	$0.90	$0.91		94%	$2.94	$3.42		16%

Adjusted weighted average common shares applicable to Diluted EPS	5,209.8	5,185.8	5,110.5	5,158.6	5,168.7	5,184.0	5,206.5	5,215.2			5,166.2	5,193.6

Preferred Dividends—Diluted	$21	$21	$21	$20	$20	$17	$17	$17			$83	$71

Common Shares Outstanding, at period end	5,165.4	5,118.1	5,062.0	5,140.7	5,148.0	5,150.8	5,158.7	5,156.9			5,140.7	5,156.9

Tier 1 Capital Ratio	9.13%	9.20%	9.20%	8.47%	8.67%	9.02%	9.49%	8.9	%*		8.47%	8.9	%*

Total Capital Ratio	11.59%	11.75%	12.02%	11.25%	11.57%	11.94%	12.59%	12.0	%*		11.25%	12.0	%*

Leverage Ratio	5.89%	5.93%	5.58%	5.67%	5.46%	5.61%	5.81%	5.5	%*		5.67%	5.5	%*

Total Assets, at period end (in billions)	$1,058.1	$1,083.7	$1,032.0	$1,097.6	$1,137.4	$1,187.4	$1,209.3	$1,264.0	*		$1,097.6	$1,264.0	*

Stockholders' Equity, at period end (in billions)	$83.6	$85.7	$80.8	$86.7	$87.3	$93.3	$95.3	$98.0	*		$86.7	$98.0	*

Equity and Trust Securities, at period end (in billions)	$90.3	$92.5	$86.9	$92.9	$94.0	$100.0	$102.1	$104.1	*		$92.9	$104.1	*

Book Value Per Share, at period end	$15.92	$16.47	$15.68	$16.60	$16.75	$17.90	$18.25	$18.79	*		$16.60	$18.79	*

Return on Common Equity (Net Income)	24.0%	19.5%	19.1%	11.7%	19.3%	19.2%	20.2%	19.9	%*		18.6%	19.8	%*

*
Preliminary

Reclassified to conform to the current period's presentation.

CITIGROUP—INCOME FROM CONTINUING OPERATIONS
PRODUCT VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Global Consumer:
Cards	$579	$722	$849	$931	$735	$768	$985	$1,143	23%	$3,081	$3,631	18%
Consumer Finance	530	568	539	562	485	508	467	468	(17)%	2,199	1,928	(12)%
Retail Banking	662	645	864	860	974	1,049	1,086	1,067	24%	3,031	4,176	38%
Other	(21)	10	(35)	(13)	(18)	(33)	(21)	(15)	(15)%	(59)	(87)	(47)%

Total Global Consumer	1,750	1,945	2,217	2,340	2,176	2,292	2,517	2,663	14%	8,252	9,648	17%

Global Corporate and Investment Bank:
Capital Markets and Banking	1,059	1,136	923	877	1,194	1,163	1,170	1,105	26%	3,995	4,632	16%
Transaction Services	89	216	129	124	197	187	203	183	48%	558	770	38%
Other	(23)	(34)	(10)	(1,327)	8	(10)	(5)	(8)	99%	(1,394)	(15)	99%

Total Global Corporate and Investment Bank	1,125	1,318	1,042	(326)	1,399	1,340	1,368	1,280	NM	3,159	5,387	71%

Private Client Services	217	223	188	171	157	181	203	237	39%	799	778	(3)%
Global Investment Management:
Life Insurance and Annuities	214	137	83	183	236	190	152	173	(5)%	617	751	22%
Private Bank	111	113	117	122	125	138	143	145	19%	463	551	19%
Asset Management	99	121	114	109	105	104	72	113	4%	443	394	(11)%

Total Global Investment Management	424	371	314	414	466	432	367	431	4%	1,523	1,696	11%

Proprietary Investment Activities	35	(70)	(120)	(74)	—	27	96	107	NM	(229)	230	NM

Corporate/Other	(67)	42	65	(96)	(95)	27	140	42	NM	(56)	114	NM
Income From Continuing Operations	3,484	3,829	3,706	2,429	4,103	4,299	4,691	4,760	96%	13,448	17,853	33%

Discontinued Operations	1,406	255	214	—	—	—	—	—		1,875	—
Cumulative Effect of Accounting Change	(47)	—	—	—	—	—	—	—		(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	$4,760	96%	$15,276	$17,853	17%

(A)
The 2002 fourth quarter includes a $1.3 billion after-tax charge related to the establishment of reserves for regulatory settlements and related civil litigation.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—INCOME FROM CONTINUING OPERATIONS
REGIONAL VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$1,272	$1,296	$1,421	$1,511	$1,476	$1,518	$1,692	$1,927	28%	$5,500	$6,613	20%
Corporate	674	602	698	(1,000)	639	552	587	678	NM	974	2,456	NM
Private Client Services	217	223	188	171	157	181	203	237	39%	799	778	(3)%
Investment Management	352	218	202	313	351	299	360	293	(6)%	1,085	1,303	20%

Total North America (excluding Mexico)	2,515	2,339	2,509	995	2,623	2,550	2,842	3,135	NM	8,358	11,150	33%

Mexico
Consumer	46	114	185	176	164	214	183	176	—	521	737	41%
Corporate	194	110	58	88	120	84	121	106	20%	450	431	(4)%
Investment Management	48	70	55	62	65	69	75	75	21%	235	284	21%

Total Mexico	288	294	298	326	349	367	379	357	10%	1,206	1,452	20%

Europe, Middle East and Africa (EMEA)
Consumer	147	146	179	236	163	169	205	212	(10)%	708	749	6%
Corporate	145	226	134	352	257	346	255	140	(60)%	857	998	16%
Investment Management	(4)	8	4	14	(3)	2	7	—	(100)%	22	6	(73)%

Total EMEA	288	380	317	602	417	517	467	352	(42)%	1,587	1,753	10%

Japan
Consumer	227	256	259	208	158	179	92	92	(56)%	950	521	(45)%
Corporate	23	(3)	87	(11)	32	5	47	48	NM	96	132	38%
Investment Management	15	16	11	14	17	20	25	27	93%	56	89	59%

Total Japan	265	269	357	211	207	204	164	167	(21)%	1,102	742	(33)%

Asia (excluding Japan)
Consumer	158	163	195	202	193	204	220	220	9%	718	837	17%
Corporate	193	200	169	160	179	188	196	204	28%	722	767	6%
Investment Management	27	28	25	27	30	37	59	37	37%	107	163	52%

Total Asia	378	391	389	389	402	429	475	461	19%	1,547	1,767	14%

Latin America
Consumer	(100)	(30)	(22)	7	22	8	125	36	NM	(145)	191	NM
Corporate	(104)	183	(104)	85	172	165	162	104	22%	60	603	NM
Investment Management	(14)	31	17	(16)	6	5	(159)	(1)	94%	18	(149)	NM

Total Latin America	(218)	184	(109)	76	200	178	128	139	83%	(67)	645	NM

Proprietary Investment Activities	35	(70)	(120)	(74)	—	27	96	107	NM	(229)	230	NM
Corporate / Other	(67)	42	65	(96)	(95)	27	140	42	NM	(56)	114	NM
Income From Continuing Operations	3,484	3,829	3,706	2,429	4,103	4,299	4,691	4,760	96%	13,448	17,853	33%
Discontinued Operations	1,406	255	214	—	—	—	—	—		1,875	—
Cumulative Effect of Accounting Change	(47)	—	—	—	—	—	—	—		(47)	—
Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	$4,760	96%	$15,276	$17,853	17%

(1)
Excludes Proprietary Investment Activities and Corporate / Other.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Global Consumer:
Cards	$3,121	$3,207	$3,714	$3,646	$3,333	$3,309	$3,542	$4,485	23%	$13,688	$14,669	7%
Consumer Finance	2,332	2,449	2,462	2,564	2,532	2,431	2,499	2,541	(1)%	9,807	10,003	2%
Retail Banking	3,523	3,409	3,549	3,700	3,961	4,243	4,135	4,066	10%	14,181	16,405	16%
Other	14	96	37	141	37	31	23	27	(81)%	288	118	(59)%

Total Global Consumer	8,990	9,161	9,762	10,051	9,863	10,014	10,199	11,119	11%	37,964	41,195	9%

Global Corporate and Investment Bank:
Capital Markets and Banking	4,378	4,219	3,691	3,451	4,180	4,531	3,856	3,858	12%	15,739	16,425	4%
Transaction Services	857	962	911	890	913	908	893	913	3%	3,620	3,627	—
Other	(99)	(104)	(57)	44	(10)	(10)	2	6	(86)%	(216)	(12)	94%

Total Global Corporate and Investment Bank	5,136	5,077	4,545	4,385	5,083	5,429	4,751	4,777	9%	19,143	20,040	5%

Private Client Services	1,507	1,551	1,430	1,342	1,327	1,449	1,489	1,562	16%	5,830	5,827	—
Global Investment Management:
Life Insurance and Annuities	1,018	1,034	925	1,099	1,133	1,164	1,372	1,279	16%	4,076	4,948	21%
Private Bank	423	428	414	439	461	519	510	505	15%	1,704	1,995	17%
Asset Management	470	475	451	445	400	411	444	487	9%	1,841	1,742	(5)%

Total Global Investment Management	1,911	1,937	1,790	1,983	1,994	2,094	2,326	2,271	15%	7,621	8,685	14%

Proprietary Investment Activities	111	(49)	(67)	(30)	94	168	459	287	NM	(35)	1,008	NM

Corporate / Other	143	316	184	142	175	200	174	138	(3)%	785	687	(12)%

Total Net Revenues	$17,798	$17,993	$17,644	$17,873	$18,536	$19,354	$19,398	$20,154	13%	$71,308	$77,442	9%

Managed Basis Net Revenues (1)	$18,819	$19,074	$18,604	$18,934	$19,638	$20,562	$20,608	$21,384	13%	$75,431	$82,192	9%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$5,881	$6,005	$6,381	$6,626	$6,524	$6,598	$6,750	$7,518	13%	$24,893	$27,390	10%
Corporate	2,612	2,408	2,094	1,695	2,409	2,535	2,018	1,788	5%	8,809	8,750	(1)%
Private Client Services	1,507	1,551	1,430	1,342	1,327	1,449	1,489	1,562	16%	5,830	5,827	—
Investment Management	1,385	1,320	1,271	1,448	1,403	1,434	1,785	1,576	9%	5,424	6,198	14%

Total North America (excluding Mexico)	11,385	11,284	11,176	11,111	11,663	12,016	12,042	12,444	12%	44,956	48,165	7%

Mexico
Consumer	635	699	690	613	656	749	599	673	10%	2,637	2,677	2%
Corporate	315	200	149	196	185	193	162	202	3%	860	742	(14)%
Investment Management	185	212	161	169	175	178	175	187	11%	727	715	(2)%

Total Mexico	1,135	1,111	1,000	978	1,016	1,120	936	1,062	9%	4,224	4,134	(2)%

Europe, Middle East and Africa (EMEA)
Consumer	740	803	856	986	922	962	1,045	1,129	15%	3,385	4,058	20%
Corporate	1,154	1,351	1,224	1,422	1,414	1,504	1,371	1,559	10%	5,151	5,848	14%
Investment Management	95	110	105	125	121	133	139	173	38%	435	566	30%

Total EMEA	1,989	2,264	2,185	2,533	2,457	2,599	2,555	2,861	13%	8,971	10,472	17%

Japan
Consumer	796	933	1,027	967	887	789	801	802	(17)%	3,723	3,279	(12)%
Corporate	63	27	170	30	60	91	143	180	NM	290	474	63%
Investment Management	66	70	64	70	75	85	94	82	17%	270	336	24%

Total Japan	925	1,030	1,261	1,067	1,022	965	1,038	1,064	—	4,283	4,089	(5)%

Asia (excluding Japan)
Consumer	616	645	682	702	692	731	766	790	13%	2,645	2,979	13%
Corporate	608	640	604	551	587	623	676	694	26%	2,403	2,580	7%
Investment Management	101	106	95	121	130	159	162	163	35%	423	614	45%

Total Asia	1,325	1,391	1,381	1,374	1,409	1,513	1,604	1,647	20%	5,471	6,173	13%

Latin America
Consumer	322	76	126	157	182	185	238	207	32%	681	812	19%
Corporate	384	451	304	491	428	483	381	354	(28)%	1,630	1,646	1%
Investment Management	79	119	94	50	90	105	(29)	90	80%	342	256	(25)%

Total Latin America	785	646	524	698	700	773	590	651	(7)%	2,653	2,714	2%

Proprietary Investment Activities	111	(49)	(67)	(30)	94	168	459	287	NM	(35)	1,008	NM

Corporate / Other	143	316	184	142	175	200	174	138	(3)%	785	687	(12)%

Total Net Revenues	$17,798	$17,993	$17,644	$17,873	$18,536	$19,354	$19,398	$20,154	13%	$71,308	$77,442	9%

(1)
Excludes Proprietary Investment Activities and Corporate/Other.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,121	$3,207	$3,714	$3,646	$3,333	$3,309	$3,542	$4,485	23%	$13,688	$14,669	7%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	1,230	16%	4,115	4,750	15%

Adjusted Revenues, Net of Interest Expense (1)	4,134	4,288	4,674	4,707	4,435	4,517	4,752	5,715	21%	17,803	19,419	9%

Total Operating Expenses	1,327	1,381	1,418	1,409	1,446	1,463	1,508	1,810	28%	5,535	6,227	13%

Provision for Credit Losses	897	729	978	806	774	678	540	943	17%	3,410	2,935	(14)%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	1,230	16%	4,115	4,750	15%

Adjusted Provision for Credit Losses (1)	1,910	1,810	1,938	1,867	1,876	1,886	1,750	2,173	16%	7,525	7,685	2%

Income Before Taxes	897	1,097	1,318	1,431	1,113	1,168	1,494	1,732	21%	4,743	5,507	16%
Income Taxes	318	375	469	500	378	400	509	589	18%	1,662	1,876	13%

Income from Continuing Operations	$579	$722	$849	$931	$735	$768	$985	$1,143	23%	$3,081	$3,631	18%

Average Assets (in billions of dollars)	$57	$60	$66	$70	$68	$62	$64	$85	21%	$63	$70	11%
Return on Assets	4.12%	4.83%	5.10%	5.28%	4.38%	4.97%	6.11%	5.33%		4.89%	5.19%
Return on Managed Assets	1.94%	2.40%	2.61%	2.82%	2.23%	2.35%	2.92%	2.87%		2.50%	2.73%
KEY INDICATORS (in billions of dollars):
End of Period Managed Receivables(2)	$118.5	$122.3	$125.0	$131.8	$127.0	$125.5	$131.0	$163.5	24%
EOP Open Accounts (in millions)	104.5	104.4	101.4	102.2	100.6	99.2	112.3	145.0	42%
Total Sales	$62.3	$70.1	$71.1	$74.8	$65.7	$68.7	$72.6	$84.1	12%	$278.3	$291.1	5%
Managed Net Interest Revenue (in millions of dollars)(1)	$3,218	$3,163	$3,317	$3,372	$3,232	$3,265	$3,500	$4,334	29%	$13,070	$14,331	10%
% of Average Managed Loans	11.08%	10.70%	10.79%	10.67%	10.34%	10.52%	10.99%	11.93%
Risk Adjusted Revenue (in millions of dollars)(3)	$2,341	$2,448	$2,910	$2,935	$2,603	$2,630	$2,963	$3,528	20%	$10,634	$11,724	10%
% of Average Managed Loans	8.06%	8.29%	9.47%	9.29%	8.33%	8.47%	9.30%	9.71%
Average Managed Loans:
Securitized	$66.8	$65.2	$64.6	$64.3	$67.7	$71.1	$72.1	$74.5	16%	$65.2	$71.4	10%
Held for Sale	6.5	6.5	6.5	6.5	5.1	3.0	4.1	0.6	(91)%	6.5	3.2	(51)%
On Balance Sheet	34.3	36.3	40.0	43.2	42.4	38.6	37.5	55.1	28%	38.5	43.4	13%

North America Managed	107.6	108.0	111.1	114.0	115.2	112.7	113.7	130.2	14%	110.2	118.0	7%
International	10.2	10.5	10.8	11.3	11.6	11.8	12.7	13.9	23%	10.7	12.5	17%

Total Managed	$117.8	$118.5	$121.9	$125.3	$126.8	$124.5	$126.4	$144.1	15%	$120.9	$130.5	8%

Managed Net Credit Losses (in millions of dollars):
Securitized	$935	$989	$874	$962	$1,024	$1,159	$1,127	$1,219	27%	$3,760	$4,529	20%
Held for Sale	78	92	86	99	78	49	83	11	(89)%	355	221	(38)%
On Balance Sheet	668	638	656	592	613	543	443	822	39%	2,554	2,421	(5)%

North America Managed	1,681	1,719	1,616	1,653	1,715	1,751	1,653	2,052	24%	6,669	7,171	8%
International	111	122	148	119	117	136	136	134	13%	500	523	5%

Total Managed	$1,792	$1,841	$1,764	$1,772	$1,832	$1,887	$1,789	$2,186	23%	$7,169	$7,694	7%

Coincident Managed Net Credit Loss Ratio	6.17%	6.23%	5.74%	5.61%	5.86%	6.08%	5.62%	6.02%
12 Month Lagged Managed Net Credit Loss Ratio	6.50%	6.58%	6.02%	5.96%	6.31%	6.39%	5.82%	6.92%
Loans 90+Days Past Due (in millions of dollars)	$2,492	$2,260	$2,309	$2,397	$2,406	$2,313	$2,353	$3,392	42%
% of EOP Managed Loans	2.12%	1.86%	1.86%	1.84%	1.92%	1.88%	1.83%	2.14%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are instead components of the servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the cards business.

(2)
Includes accrued interest receivable.

(3)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,583	$2,635	$3,137	$3,047	$2,732	$2,702	$2,866	$3,739	23%	$11,402	$12,039	6%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	1,230	16%	4,115	4,750	15%

Adjusted Revenues, Net of Interest Expense (1)	3,596	3,716	4,097	4,108	3,834	3,910	4,076	4,969	21%	15,517	16,789	8%

Total Operating Expenses	1,045	1,079	1,143	1,121	1,134	1,160	1,179	1,387	24%	4,388	4,860	11%

Provision for Credit Losses	668	638	862	675	638	544	443	809	20%	2,843	2,434	(14%)
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	1,230	16%	4,115	4,750	15%

Adjusted Provision for Credit Losses (1)	1,681	1,719	1,822	1,736	1,740	1,752	1,653	2,039	17%	6,958	7,184	3%

Income Before Taxes	870	918	1,132	1,251	960	998	1,244	1,543	23%	4,171	4,745	14%
Income Taxes	313	313	404	438	325	339	425	526	20%	1,468	1,615	10%

Income from Continuing Operations	$557	$605	$728	$813	$635	$659	$819	$1,017	25%	$2,703	$3,130	16%

Average Assets (in billions of dollars)	$46	$49	$54	$58	$55	$49	$51	$70	21%	$52	$56	8%
Return on Assets	4.91%	4.95%	5.35%	5.56%	4.68%	5.39%	6.37%	5.76%		5.20%	5.59%
Return on Managed Assets	2.03%	2.23%	2.47%	2.70%	2.13%	2.22%	2.69%	2.82%		2.41%	2.61%
KEY INDICATORS (in billions of dollars)
EOP Open Accounts (in millions)	91.7	91.3	88.1	88.7	86.7	85.2	96.7	129.2	46%
Total Sales	$54.9	$61.9	$62.4	$65.7	$57.1	$59.7	$62.3	$72.4	10%	$244.9	$251.5	3%
Average Managed Loans	$107.6	$108.0	$111.1	$114.0	$115.2	$112.7	$113.7	$130.2	14%	$110.2	$118.0	7%
EOP Managed Receivables(2)	$108.5	$111.5	$114.1	$119.8	$115.5	$113.3	$117.4	$148.8	24%
Managed Net Interest Revenue (in millions of dollars)(1)	$2,883	$2,816	$2,952	$2,992	$2,838	$2,884	$3,095	$3,880	30%	$11,643	$12,697	9%
% of Average Managed Loans	10.86%	10.46%	10.55%	10.41%	9.99%	10.27%	10.80%	11.82%
Risk Adjusted Revenue (in millions of dollars)(3)	$1,915	$1,997	$2,481	$2,455	$2,119	$2,159	$2,423	$2,917	19%	$8,848	$9,618	9%
% of Average Managed Loans	7.22%	7.41%	8.87%	8.54%	7.46%	7.68%	8.45%	8.89%
Managed Net Credit Losses (in millions of dollars)	$1,681	$1,719	$1,616	$1,653	$1,715	$1,751	$1,653	$2,052	24%
Coincident Managed Net Credit Loss Ratio	6.33%	6.38%	5.77%	5.75%	6.04%	6.23%	5.77%	6.25%
12 Month Lagged Managed Net Credit Loss Ratio	6.67%	6.73%	6.05%	6.10%	6.46%	6.50%	5.91%	7.14%
Loans 90+ Days Past Due (in millions of dollars)	$2,293	$2,025	$2,107	$2,185	$2,180	$2,066	$2,098	$3,133	43%
% of EOP Managed Loans	2.13%	1.83%	1.87%	1.85%	1.91%	1.86%	1.82%	2.18%
SUPPLEMENTAL DISCLOSURE:
End of Period Managed Receivables:(2)
Bankcards	$101.2	$104.2	$106.8	$112.4	$108.6	$106.8	$104.3	$119.8	7%
Private Label	7.3	7.3	7.3	7.4	6.9	6.5	13.1	29.0	NM
Managed Net Interest Revenue:(1)
Bankcards	$2,523	$2,424	$2,584	$2,590	$2,489	$2,550	$2,572	$2,939	13%
Private Label	360	392	368	402	349	334	517	941	NM
% of Average Managed Loans:
Bankcards	10.22%	9.63%	9.86%	9.59%	9.33%	9.63%	9.89%	10.73%
Private Label	19.19%	21.40%	19.99%	22.11%	19.79%	19.99%	19.96%	17.35%
Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,486	$1,527	$1,429	$1,452	$1,530	$1,571	$1,500	$1,691	16%
Private Label	195	192	187	201	185	180	153	361	80%
Coincident Managed Net Credit Loss Ratio:
Bankcards	6.03%	6.09%	5.46%	5.39%	5.74%	5.95%	5.75%	6.17%
Private Label(4)	10.40%	10.48%	10.16%	11.05%	10.49%	10.77%	5.91%	6.65%
Loans 90+ Days Past Due:
In Millions of Dollars:
Bankcards	$2,069	$1,825	$1,882	$1,966	$1,963	$1,885	$1,890	$2,210	12%
Private Label	224	200	225	219	217	181	208	923	NM
% of EOP Managed Loans:
Bankcards	2.06%	1.76%	1.78%	1.77%	1.83%	1.79%	1.84%	1.88%
Private Label(4)	3.06%	2.75%	3.13%	3.00%	3.16%	3.00%	1.67%	3.55%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

(2)
Includes accrued interest receivable.

(3)
Risk adjusted revenue is total revenues less net credit losses.

(4)
During the 2003 third quarter, Citigroup completed the acquisition of the Home Depot private-label portfolio which added $6 billion in receivables and was recorded at fair market value. Excluding the Home Depot portfolio, the managed net credit losses ratios in the third and fourth quarters of 2003 were 9.99% and 9.69%, respectively, for Private Label and 5.99% and 6.59%, respectively, for total North America Cards. Excluding the Home Depot portfolio, 90+ delinquency ratio in the third quarter of 2003 was 3.16% for Private Label and 1.91% for total North America Cards.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$538	$572	$577	$599	$601	$607	$676	$746	25%	$2,286	$2,630	15%
Total Operating Expenses	282	302	275	288	312	303	329	423	47%	1,147	1,367	19%
Provision for Credit Losses	229	91	116	131	136	134	97	134	2%	567	501	(12)%

Income Before Taxes	27	179	186	180	153	170	250	189	5%	572	762	33%
Income Taxes	5	62	65	62	53	61	84	63	2%	194	261	35%

Income from Continuing Operations	$22	$117	$121	$118	$100	$109	$166	$126	7%	$378	$501	33%

Average Assets (in billions of dollars)	$11	$11	$12	$12	$13	$13	$13	$15	25%	$11	$14	27%
Return on Assets	0.81%	4.27%	4.00%	3.90%	3.12%	3.36%	5.07%	3.33%		3.44%	3.58%
KEY INDICATORS (in billions of dollars)
End of Period Managed Receivables(1)	$10.0	$10.8	$10.9	$12.0	$11.5	$12.2	$13.6	$14.7	23%
EOP Open Accounts (in millions)	12.8	13.1	13.3	13.5	13.9	14.0	15.6	15.8	17%
Total Sales	$7.4	$8.2	$8.7	$9.1	$8.6	$9.0	$10.3	$11.7	29%	$33.4	$39.6	19%
Net Interest Revenue (in millions of dollars)	$335	$347	$365	$380	$394	$381	$405	$454	19%	$1,427	$1,634	15%
% of Average Loans	13.38%	13.24%	13.33%	13.39%	13.82%	12.90%	12.71%	12.98%
Risk Adjusted Revenue (in millions of dollars)(2)	$426	$451	$429	$480	$484	$471	$540	$611	27%	$1,786	$2,106	18%
% of Average Loans	17.07%	17.28%	15.67%	16.91%	17.02%	15.97%	16.97%	17.51%
Average Loans:
EMEA	$2.9	$3.1	$3.3	$3.8	$4.0	$4.1	$4.6	$5.2	37%	$3.3	$4.5	36%
Japan	1.0	1.1	1.1	1.1	1.0	1.0	1.1	1.2	9%	1.1	1.1	—
Asia (excluding Japan)	5.5	5.8	5.9	6.0	6.2	6.3	6.6	7.0	17%	5.8	6.5	12%
Latin America	0.8	0.5	0.5	0.4	0.4	0.4	0.4	0.5	25%	0.5	0.4	(20)%

Total	$10.2	$10.5	$10.8	$11.3	$11.6	$11.8	$12.7	$13.9	23%	$10.7	$12.5	17%

Net Credit Losses (in millions of dollars)	$111	$122	$148	$119	$117	$136	$136	$134	13%
Coincident Net Credit Loss Ratio	4.46%	4.64%	5.41%	4.21%	4.09%	4.60%	4.27%	3.84%
12 Month Lagged Net Credit Loss Ratio	4.76%	4.99%	5.71%	4.57%	4.67%	5.21%	4.96%	4.73%
Loans 90+Days Past Due (in millions of dollars)	$199	$235	$202	$212	$226	$247	$255	$259	22%
% of EOP Loans	2.00%	2.17%	1.85%	1.78%	1.97%	2.04%	1.88%	1.76%

(1)
Includes accrued interest receivable.

(2)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,332	$2,449	$2,462	$2,564	$2,532	$2,431	$2,499	$2,541	(1)%	$9,807	$10,003	2%
Total Operating Expenses	755	789	776	794	865	835	867	921	16%	3,114	3,488	12%
Provisions for Benefits, Claims and Credit Losses	750	775	844	925	930	957	925	915	(1)%	3,294	3,727	13%

Income Before Taxes	827	885	842	845	737	639	707	705	(17)%	3,399	2,788	(18)%
Income Taxes	297	317	303	283	252	131	240	237	(16)%	1,200	860	(28)%

Income from Continuing Operations	$530	$568	$539	$562	$485	$508	$467	$468	(17)%	$2,199	$1,928	(12)%

Average Assets (in billions of dollars)	$91	$94	$98	$100	$104	$105	$104	$106	6%	$96	$105	9%
Return on Assets	2.36%	2.42%	2.18%	2.23%	1.89%	1.94%	1.78%	1.75%		2.29%	1.84%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$46.4	$47.3	$48.2	$50.0	$51.0	$51.7	$52.2	$53.3	7%	$48.0	$52.1	9%
Personal loans	20.1	21.4	22.7	22.2	22.5	22.2	22.1	23.6	6%	21.6	22.6	5%
Auto	7.4	7.9	8.4	9.8	10.8	11.1	11.2	10.9	11%	8.4	11.0	31%
Sales finance and other	3.3	4.1	4.1	4.5	4.5	4.8	5.3	5.5	22%	4.0	5.0	25%

Total	$77.2	$80.7	$83.4	$86.5	$88.8	$89.8	$90.8	$93.3	8%	$82.0	$90.7	11%

Average Yield	14.77%	14.79%	14.51%	14.19%	14.11%	13.46%	13.28%	13.22%
Average Net Interest Margin	10.58%	10.82%	10.62%	10.48%	10.55%	9.99%	9.96%	9.92%
Net Credit Loss Ratio	3.52%	3.60%	3.71%	3.91%	3.91%	4.01%	3.92%	3.68%
Loans 90+ Days Past Due (in millions of dollars)	$2,242	$2,166	$2,179	$2,197	$2,183	$2,182	$2,127	$2,221	1%
% of EOP Loans	2.86%	2.62%	2.60%	2.48%	2.45%	2.41%	2.30%	2.36%
Number of Offices:
North America	2,394	2,410	2,420	2,411	2,394	2,394	2,390	2,328	(3)%
International	1,142	1,199	1,187	1,137	1,103	1,113	1,038	875	(23)%

Total	3,536	3,609	3,607	3,548	3,497	3,507	3,428	3,203	(10)%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,520	$1,512	$1,495	$1,585	$1,629	$1,619	$1,665	$1,689	7%	$6,112	$6,602	8%
Total Operating Expenses	491	460	462	480	537	512	523	539	12%	1,893	2,111	12%
Provisions for Benefits, Claims and Credit Losses	508	520	496	550	559	566	552	558	1%	2,074	2,235	8%

Income Before Taxes	521	532	537	555	533	541	590	592	7%	2,145	2,256	5%
Income Taxes	190	195	196	197	197	200	218	217	10%	778	832	7%

Income from Continuing Operations	$331	$337	$341	$358	$336	$341	$372	$375	5%	$1,367	$1,424	4%

Average Assets (in billions of dollars)	$69	$70	$72	$75	$78	$78	$79	$81	8%	$72	$79	10%
Return on Assets	1.95%	1.93%	1.88%	1.89%	1.75%	1.75%	1.87%	1.84%		1.90%	1.80%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$41.7	$42.1	$42.6	$44.3	$45.0	$45.6	$46.2	$47.5	7%	$42.7	$46.0	8%
Personal loans	9.9	10.1	10.2	10.3	10.4	10.5	10.6	10.7	4%	10.1	10.6	5%
Auto	5.4	5.8	6.2	7.8	8.8	9.2	9.5	9.8	26%	6.3	9.3	48%
Sales finance and other	2.8	2.9	3.3	3.5	3.8	3.8	4.1	4.2	20%	3.1	4.0	29%

Total	$59.8	$60.9	$62.3	$65.9	$68.0	$69.1	$70.4	$72.2	10%	$62.2	$69.9	12%

Average Yield	13.36%	13.06%	12.76%	12.56%	12.53%	12.20%	11.99%	11.81%
Average Net Interest Margin	8.64%	8.45%	8.29%	8.33%	8.56%	8.36%	8.34%	8.33%
Net Credit Loss Ratio	3.00%	3.10%	2.79%	3.10%	3.06%	2.98%	2.93%	2.81%
Loans 90+ Days Past Due (in millions of dollars)	$1,979	$1,828	$1,777	$1,786	$1,786	$1,681	$1,642	$1,683	(6)%
% of EOP Loans	3.28%	2.97%	2.82%	2.64%	2.60%	2.40%	2.29%	2.32%
Number of Offices:
North America (excluding Mexico)	2,278	2,280	2,288	2,267	2,248	2,240	2,228	2,166	(4)%
Mexico	116	130	132	144	146	154	162	162	13%

Total	2,394	2,410	2,420	2,411	2,394	2,394	2,390	2,328	(3)%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$812	$937	$967	$979	$903	$812	$834	$852	(13)%	$3,695	$3,401	(8)%
Total Operating Expenses	264	329	314	314	328	323	344	382	22%	1,221	1,377	13%
Provisions for Benefits, Claims and Credit Losses	242	255	348	375	371	391	373	357	(5)%	1,220	1,492	22%

Income Before Taxes	306	353	305	290	204	98	117	113	(61)%	1,254	532	(58)%
Income Taxes	107	122	107	86	55	(69)	22	20	(77)%	422	28	(93)%

Income from Continuing Operations	$199	$231	$198	$204	$149	$167	$95	$93	(54)%	$832	$504	(39)%

Average Assets (in billions of dollars)	$22	$24	$26	$25	$26	$27	$25	$25	—	$24	$26	8%
Return on Assets	3.67%	3.86%	3.02%	3.24%	2.32%	2.48%	1.51%	1.48%		3.47%	1.94%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$4.7	$5.2	$5.6	$5.7	$6.0	$6.1	$6.0	$5.8	2%	$5.3	$6.1	15%
Personal loans	10.2	11.3	12.5	11.9	12.1	11.7	11.5	12.9	8%	11.5	12.0	4%
Auto	2.0	2.1	2.2	2.0	2.0	1.9	1.7	1.1	(45)%	2.1	1.7	(19)%
Sales finance and other	0.5	1.2	0.8	1.0	0.7	1.0	1.2	1.3	30%	0.9	1.0	11%

Total	$17.4	$19.8	$21.1	$20.6	$20.8	$20.7	$20.4	$21.1	2%	$19.8	$20.8	5%

Average Yield	19.54%	20.17%	19.68%	19.42%	19.20%	17.66%	17.72%	18.04%
Average Net Interest Margin	17.17%	18.17%	17.53%	17.32%	16.94%	15.40%	15.53%	15.33%
Net Credit Loss Ratio	5.32%	5.16%	6.42%	6.48%	6.69%	7.43%	7.34%	6.65%
Loans 90+ Days Past Due (in millions of dollars)	$263	$338	$402	$411	$397	$501	$485	$538	31%
% of EOP Loans	1.46%	1.61%	1.94%	1.98%	1.93%	2.45%	2.32%	2.50%
Number of Offices:
EMEA	129	130	129	133	135	168	176	187	41%
Japan	879	940	940	884	840	813	739	552	(38)%
Asia (excluding Japan)	31	31	32	36	49	50	64	71	97%
Latin America	103	98	86	84	79	82	59	65	(23)%

Total	1,142	1,199	1,187	1,137	1,103	1,113	1,038	875	(23)%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,523	$3,409	$3,549	$3,700	$3,961	$4,243	$4,135	$4,066	10%	$14,181	$16,405	16%
Total Operating Expenses	1,942	1,910	1,826	2,024	2,102	2,241	2,226	2,296	13%	7,702	8,865	15%
Provisions for Benefits, Claims and Credit Losses	535	485	382	353	419	429	254	274	(22)%	1,755	1,376	(22)%

Income Before Taxes and Minority Interest	1,046	1,014	1,341	1,323	1,440	1,573	1,655	1,496	13%	4,724	6,164	30%
Income Taxes	374	360	469	452	448	513	561	419	(7)%	1,655	1,941	17%
Minority Interest, Net of Tax	10	9	8	11	18	11	8	10	(9)%	38	47	24%

Income from Continuing Operations	$662	$645	$864	$860	$974	$1,049	$1,086	$1,067	24%	$3,031	$4,176	38%

Average Assets (in billions of dollars)	$177	$179	$183	$209	$227	$230	$234	$237	13%	$187	$232	24%
Return on Assets	1.52%	1.45%	1.87%	1.63%	1.74%	1.83%	1.84%	1.79%		1.62%	1.80%
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America (1)	$125.7	$124.1	$123.9	$141.7	$153.0	$154.1	$154.6	$151.8	7%	$128.9	$153.4	19%
International	77.0	79.1	79.5	79.6	81.4	84.3	87.0	92.0	16%	78.8	86.2	9%

Total	$202.7	$203.2	$203.4	$221.3	$234.4	$238.4	$241.6	$243.8	10%	$207.7	$239.6	15%

Average Loans (in billions of dollars):
North America	$91.9	$91.4	$93.1	$113.9	$124.7	$122.1	$121.3	$123.8	9%	$97.6	$122.9	26%
International	33.7	34.8	35.2	33.4	34.7	35.6	35.8	37.7	13%	34.3	36.0	5%

Total	$125.6	$126.2	$128.3	$147.3	$159.4	$157.7	$157.1	$161.5	10%	$131.9	$158.9	20%

Net Credit Loss Ratio—excluding Commercial Markets	0.86%	0.79%	0.74%	0.48%	0.42%	0.58%	0.72%	0.39%
Net Credit Loss Ratio—Commercial Markets	1.66%	2.55%	1.50%	1.38%	1.65%	1.30%	0.47%	0.93%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$2,828	$3,037	$2,969	$3,647	$3,644	$3,706	$3,707	$3,802	4%
% of EOP Loans	3.40%	3.46%	3.39%	3.18%	3.18%	3.29%	3.19%	3.07%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,321	$1,161	$1,234	$1,299	$1,250	$1,165	$1,283	$1,350	4%
% of EOP Loans	3.29%	2.95%	3.23%	2.90%	2.88%	2.76%	3.17%	3.38%
EOP Accounts (in millions):
North America	26.3	26.7	27.3	29.7	29.4	29.7	30.1	30.4	2%
International	17.3	18.2	17.8	17.0	17.0	17.3	17.5	17.7	4%

Total	43.6	44.9	45.1	46.7	46.4	47.0	47.6	48.1	3%

Branches:
Citibanking North America	461	459	458	812	781	779	782	779	(4)%
Mexico	1,489	1,429	1,423	1,422	1,413	1,409	1,408	1,401	(1)%
International	909	908	890	891	875	863	877	870	(2)%

Total	2,859	2,796	2,771	3,125	3,069	3,051	3,067	3,050	(2)%

(1)
Includes bank deposit program balances generated from the Smith Barney channel managed by Citibanking North America.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Citibanking North America, Consumer Assets and CitiCapital	$1,432	$1,445	$1,415	$1,627	$1,797	$1,945	$1,891	$1,718	6%	$5,919	$7,351	24%
Primerica Financial Services	519	513	496	530	523	523	535	540	2%	2,058	2,121	3%
Mexico	448	503	491	406	462	527	369	478	18%	1,848	1,836	(1)%

Total Revenues, Net of Interest Expense	2,399	2,461	2,402	2,563	2,782	2,995	2,795	2,736	7%	9,825	11,308	15%
Total Operating Expenses	1,347	1,308	1,213	1,378	1,435	1,551	1,541	1,529	11%	5,246	6,056	15%
Provisions for Benefits, Claims and Credit Losses	324	428	306	268	326	296	182	171	(36)%	1,326	975	(26)%

Income Before Taxes and Minority Interest	728	725	883	917	1,021	1,148	1,072	1,036	13%	3,253	4,277	31%
Income Taxes	267	258	303	312	316	372	359	300	(4)%	1,140	1,347	18%
Minority Interest, Net of Tax	10	9	8	11	18	11	8	10	(9)%	38	47	24%

Income from Continuing Operations	$451	$458	$572	$594	$687	$765	$705	$726	22%	$2,075	$2,883	39%

Income from Continuing Operations by Business:
Citibanking North America, Consumer Assets and CitiCapital	$326	$292	$339	$356	$459	$507	$485	$477	34%	$1,313	$1,928	47%
Primerica Financial Services	133	131	126	147	136	140	139	152	3%	537	567	6%
Mexico	(8)	35	107	91	92	118	81	97	7%	225	388	72%

Total	$451	$458	$572	$594	$687	$765	$705	$726	22%	$2,075	$2,883	39%

KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America (excluding Mexico) (1)	$98.9	$99.4	$101.6	$119.8	$131.7	$132.9	$134.5	$131.3	10%	$105.0	$132.6	26%
Mexico	26.8	24.7	22.3	21.9	21.3	21.2	20.1	20.5	(6)%	23.9	20.8	(13)%

Total	$125.7	$124.1	$123.9	$141.7	$153.0	$154.1	$154.6	$151.8	7%	$128.9	$153.4	19%

Average Loans by Type (in billions of dollars):
Mortgages	$31.0	$32.7	$35.3	$51.3	$59.6	$58.1	$58.4	$61.6	20%	$37.6	$59.4	58%
Student Loans	19.2	19.2	19.9	21.3	22.0	22.3	22.7	23.5	10%	19.9	22.6	14%
Personal	1.5	1.4	1.4	1.4	1.3	1.3	1.3	1.3	(7)%	1.4	1.3	(7)%
Commercial Markets	38.7	36.7	36.0	39.6	41.7	40.4	38.9	37.4	(6)%	37.8	39.6	5%
Other	1.5	1.4	0.5	0.3	0.1	—	—	—	(100)%	0.9	—	(100)%

Total	$91.9	$91.4	$93.1	$113.9	$124.7	$122.1	$121.3	$123.8	9%	$97.6	$122.9	26%

Net Credit Loss Ratio—excluding Commercial Markets	0.58%	0.69%	0.41%	0.20%	0.17%	0.29%	0.10%	0.11%
Net Credit Loss Ratio—Commercial Markets	1.71%	2.68%	1.55%	1.38%	1.69%	1.31%	0.44%	0.93%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$1,812	$1,890	$1,837	$2,419	$2,357	$2,385	$2,318	$2,299	(5)%
% of EOP Loans	3.43%	3.44%	3.20%	2.90%	2.87%	3.00%	2.80%	2.60%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,281	$1,109	$1,152	$1,219	$1,173	$1,090	$1,213	$1,266	4%
% of EOP Loans	3.41%	3.03%	3.23%	2.87%	2.86%	2.76%	3.27%	3.43%
Citibanking North America and Consumer Assets:
Investment Product Sales (in millions of dollars) (2)	$1,357	$1,333	$1,344	$1,272	$1,350	$1,314	$1,462	$1,309	3%
EOP Mortgage Servicing Portfolio (in billions of dollars)	$74.9	$80.6	$82.0	$162.9	$155.4	$140.3	$137.3	$158.3	(3)%
Mortgage Originations (in billions of dollars)	$10.7	$11.8	$12.7	$20.0	$21.3	$23.5	$36.9	$22.9	15%
Student Loan Originations (in billions of dollars)	$1.5	$0.7	$2.2	$1.6	$2.3	$0.7	$2.2	$1.5	(6)%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$441.3	$452.6	$459.1	$466.8	$474.4	$486.6	$494.2	$503.6	8%
Loan Volumes (in millions of dollars) (3)	$1,253.8	$1,139.8	$1,105.4	$1,237.4	$1,259.6	$1,350.4	$1,460.0	$857.9	(31)%
Mutual Fund / UIT Sales at NAV (in millions of dollars)	$937	$964	$718	$687	$706	$692	$712	$730	6%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$225	$250	$184	$156	$158	$171	$212	$220	41%

(1)
Includes bank deposit program balances generated from the Smith Barney channel managed by Citibanking North America.

(2)
Investment product sales include mutual funds, annuities, structured notes, and other investment products sold by Citibanking North America's financial executives.

(3)
Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$444	$489	$526	$550	$560	$597	$632	$661	20%	$2,009	$2,450	22%
Japan	102	111	167	111	107	112	117	112	1%	491	448	(9)%
Asia (excluding Japan)	354	356	394	382	398	423	430	428	12%	1,486	1,679	13%
Latin America	224	(8)	60	94	114	116	161	129	37%	370	520	41%

Total Revenues, Net of Interest Expense	1,124	948	1,147	1,137	1,179	1,248	1,340	1,330	17%	4,356	5,097	17%
Total Operating Expenses	595	602	613	646	667	690	685	767	19%	2,456	2,809	14%
Provisions for Benefits, Claims and Credit Losses	211	57	76	85	93	133	72	103	21%	429	401	(7)%

Income Before Taxes	318	289	458	406	419	425	583	460	13%	1,471	1,887	28%
Income Taxes	107	102	166	140	132	141	202	119	(15)%	515	594	15%

Income from Continuing Operations	$211	$187	$292	$266	$287	$284	$381	$341	28%	$956	$1,293	35%

Income (loss) from Continuing Operations by Region:
EMEA	$88	$101	$114	$102	$108	$106	$130	$143	40%	$405	$487	20%
Japan	32	39	72	39	31	35	30	36	(8)%	182	132	(27)%
Asia (excluding Japan)	110	116	141	129	137	146	149	144	12%	496	576	16%
Latin America	(19)	(69)	(35)	(4)	11	(3)	72	18	NM	(127)	98	NM

Total	$211	$187	$292	$266	$287	$284	$381	$341	28%	$956	$1,293	35%

KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
EMEA	$16.2	$16.9	$17.0	$17.3	$18.4	$19.2	$20.0	$22.0	27%	$16.8	$19.9	18%
Japan	15.8	17.2	18.4	18.7	18.9	19.1	20.3	22.0	18%	17.5	20.1	15%
Asia (excluding Japan)	36.7	37.6	36.9	36.6	37.1	38.9	39.9	41.3	13%	37.0	39.3	6%
Latin America	8.3	7.4	7.2	7.0	7.0	7.1	6.8	6.7	(4)%	7.5	6.9	(8)%

Total	$77.0	$79.1	$79.5	$79.6	$81.4	$84.3	$87.0	$92.0	16%	$78.8	$86.2	9%

Average Loans by Type (in billions of dollars):
Mortgages	$14.2	$14.5	$14.3	$12.1	$12.1	$12.2	$12.2	$12.5	3%	$13.8	$12.3	(11)%
Auto	2.8	2.6	2.5	2.3	2.1	2.3	2.4	2.4	4%	2.6	2.3	(12)%
Personal	12.2	13.3	14.0	14.6	15.5	16.6	16.7	18.0	23%	13.5	16.7	24%
Commercial Markets	2.6	2.6	2.7	2.5	2.3	2.6	3.0	2.8	12%	2.6	2.7	4%
Other	1.9	1.8	1.7	1.9	2.7	1.9	1.5	2.0	5%	1.8	2.0	11%

Total	$33.7	$34.8	$35.2	$33.4	$34.7	$35.6	$35.8	$37.7	13%	$34.3	$36.0	5%

Net Credit Loss Ratio—excluding Commercial Markets	1.33%	0.97%	1.31%	1.17%	1.07%	1.28%	2.28%	1.09%
Net Credit Loss Ratio—Commercial Markets	0.90%	0.68%	0.84%	1.28%	0.84%	1.08%	0.94%	0.90%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$1,016	$1,147	$1,132	$1,228	$1,287	$1,321	$1,389	$1,503	22%
% of EOP Loans	3.35%	3.50%	3.76%	3.91%	3.95%	3.99%	4.16%	4.24%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$40	$52	$82	$80	$77	$75	$70	$84	5%
% of EOP Loans	1.55%	1.94%	3.16%	3.48%	3.24%	2.76%	2.10%	2.74%
Branches:
EMEA	603	599	605	606	592	583	597	599	(1)%
Japan	20	20	20	23	24	24	25	25	9%
Asia (excluding Japan)	91	94	96	98	98	98	103	105	7%
Latin America	195	195	169	164	161	158	152	141	(14)%

Total	909	908	890	891	875	863	877	870	(2)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Revenues:
Commissions and Fees	$562	$555	$555	$508	$409	$487	$489	$443	(13)%	$2,180	$1,828	(16)%
Asset Management and Administration Fees	425	461	464	474	520	546	555	587	24%	1,824	2,208	21%
Investment Banking	904	985	770	853	826	1,022	707	922	8%	3,512	3,477	(1)%
Principal Transactions	1,296	1,071	924	438	1,258	988	847	552	26%	3,729	3,645	(2)%
Other	(106)	6	135	179	175	349	212	171	(4)%	214	907	NM

Total Non-Interest Revenues	3,081	3,078	2,848	2,452	3,188	3,392	2,810	2,675	9%	11,459	12,065	5%
Net Interest and Dividends	2,055	1,999	1,697	1,933	1,895	2,037	1,941	2,102	9%	7,684	7,975	4%

Total Revenues, Net of Interest Expense	5,136	5,077	4,545	4,385	5,083	5,429	4,751	4,777	9%	19,143	20,040	5%

Non-Interest Expenses:
Compensation and Benefits	2,052	1,894	1,381	1,083	2,004	2,110	1,617	1,449	34%	6,410	7,180	12%
Other Operating and Administrative Expenses	827	922	909	3,025	946	1,076	1,061	1,192	(61)%	5,683	4,275	(25)%

Total Non-Interest Expenses	2,879	2,816	2,290	4,108	2,950	3,186	2,678	2,641	(36)%	12,093	11,455	(5)%

Provision for Credit Losses	568	265	664	758	116	298	76	242	(68)%	2,255	732	(68)%

Income (Loss) Before Taxes and Minority Interest	1,689	1,996	1,591	(481)	2,017	1,945	1,997	1,894	NM	4,795	7,853	64%
Income Taxes (Benefits)	561	673	545	(168)	613	593	621	602	NM	1,611	2,429	51%
Minority Interest, Net of Tax	3	5	4	13	5	12	8	12	(8)%	25	37	48%

Income (Loss) from Continuing Operations	$1,125	$1,318	$1,042	$(326)	$1,399	$1,340	$1,368	$1,280	NM	$3,159	$5,387	71%

Pre-tax Profit Margin	32.9%	39.3%	35.0%	(11.0)%	39.7%	35.8%	42.0%	39.6%		25.0%	39.2%
Non-Compensation Expenses as a Percent of Net Revenues	16.1%	18.2%	20.0%	69.0%	18.6%	19.8%	22.3%	25.0%		29.7%	21.3%
Compensation and Benefits Expenses as a Percent of Net Revenues	40.0%	37.3%	30.4%	24.7%	39.4%	38.9%	34.0%	30.3%		33.5%	35.8%
Compensation and Benefits Expenses as a Percent of Risk Adjusted Revenues(1)	44.9%	39.4%	35.6%	29.9%	40.3%	41.1%	34.6%	32.0%		38.0%	37.2%

(1)
Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
REVENUE DETAILS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Investment Banking Revenue:
Debt Underwriting	$349	$359	$270	$296	$402	$507	$321	$343	16%	$1,274	$1,573	23%
Equity Underwriting	342	308	195	177	155	307	201	251	42%	1,022	914	(11)%
Advisory and Other Fees	352	450	434	482	375	366	303	441	(9)%	1,718	1,485	(14)%
Revenue Recognized in Private Client Segment	(139)	(132)	(129)	(102)	(106)	(158)	(118)	(113)	(11)%	(502)	(495)	1%

Total Investment Banking Revenues	$904	$985	$770	$853	$826	$1,022	$707	$922	8%	$3,512	$3,477	(1)%

Trading Related Revenue by Product:
Fixed Income	$1,506	$1,140	$1,089	$875	$1,389	$1,257	$1,028	$1,035	18%	$4,610	$4,709	2%
Equities	148	188	2	(20)	112	183	140	59	NM	318	494	55%
Foreign Exchange	435	530	392	433	472	390	478	442	2%	1,790	1,782	—
Other	84	33	68	28	45	64	64	52	86%	213	225	6%
Revenue Recognized in Private Client Segment	(120)	(112)	(121)	(114)	(126)	(121)	(124)	(105)	8%	(467)	(476)	(2)%

Total Trading Related Revenue	$2,053	$1,779	$1,430	$1,202	$1,892	$1,773	$1,586	$1,483	23%	$6,464	$6,734	4%

Trading Related Revenue by Income Statement Line:
Principal Transactions	$1,296	$1,071	$924	$438	$1,258	$988	$847	$552	26%	$3,729	$3,645	(2)%
Net Interest Revenue	757	708	506	764	634	785	739	931	22%	2,735	3,089	13%

Total Trading Related Revenue	$2,053	$1,779	$1,430	$1,202	$1,892	$1,773	$1,586	$1,483	23%	$6,464	$6,734	4%

NM    not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MRKETS AND BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,378	$4,219	$3,691	$3,451	$4,180	$4,531	$3,856	$3,858	12%	$15,739	$16,425	4%
Total Operating Expenses	2,275	2,222	1,695	1,479	2,354	2,546	2,053	1,957	32%	7,671	8,910	16%
Provision for Credit Losses	499	262	576	709	107	286	73	272	(62)%	2,046	738	(64)%

Income Before Taxes and Minority Interest	1,604	1,735	1,420	1,263	1,719	1,699	1,730	1,629	29%	6,022	6,777	13%
Income Taxes	543	596	492	372	520	524	552	512	38%	2,003	2,108	5%
Minority Interest, Net of Tax	2	3	5	14	5	12	8	12	(14)%	24	37	54%

Income from Continuing Operations	$1,059	$1,136	$923	$877	$1,194	$1,163	$1,170	$1,105	26%	$3,995	$4,632	16%

Investment Banking
Underwriting (full credit to book manager):
Debt and equity:
Global Volume(1)	$142,001	$116,616	$89,912	$91,448	$144,203	$144,087	$121,756	$132,702	45%	$439,977	$542,748	23%
Global Market Share	11.6%	10.2%	9.9%	9.4%	10.4%	10.0%	9.6%	10.7%		10.3%	10.2%
Rank	1	1	1	1	1	1	1	1		1	1
U.S. Volume (2)	$114,657	$85,050	$73,115	$67,556	$115,201	$102,875	$95,967	$94,766	40%	$340,378	$408,809	20%
U.S. Market Share	13.8%	11.5%	11.6%	10.3%	12.6%	11.5%	11.5%	12.6%		11.9%	12.0%
Rank	1	1	1	1	1	1	1	1		1	1

(1)
Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2)
Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$857	$962	$911	$890	$913	$908	$893	$913	3%	$3,620	$3,627	—
Total Operating Expenses	653	630	633	667	625	634	618	679	2%	2,583	2,556	(1)%
Provision for Credit Losses	69	3	88	49	9	12	3	(30)	NM	209	(6)	NM

Income Before Taxes	135	329	190	174	279	262	272	264	52%	828	1,077	30%
Income Taxes	46	113	61	50	82	75	69	81	62%	270	307	14%

Income from Continuing Operations	$89	$216	$129	$124	$197	$187	$203	$183	48%	$558	$770	38%

Liability Balances (Average in billions)	$81	$84	$86	$89	$92	$96	$101	$108	21%
Assets Under Custody (EOP in trillions)	$5.2	$5.4	$5.3	$5.1	$5.2	$5.6	$5.7	$6.4	25%

NM Not meaningful

Reclassified to conform to the current period's presentation.

PRIVATE CLIENT SERVICES
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$770	$799	$728	$658	$687	$678	$741	$783	19%	$2,955	$2,889	(2)%
Commissions and Other Transactional Revenue	737	752	702	684	640	771	748	779	14%	2,875	2,938	2%

Total Revenues, Net of Interest Expense	1,507	1,551	1,430	1,342	1,327	1,449	1,489	1,562	16%	5,830	5,827	—

Total Operating Expenses	1,165	1,198	1,133	1,059	1,072	1,156	1,162	1,177	11%	4,555	4,567	—
Provision for Credit Losses	—	2	—	4	1	—	—	—	(100)%	6	1	(83)%

Income Before Taxes	342	351	297	279	254	293	327	385	38%	1,269	1,259	(1)%
Income Taxes	125	128	109	108	97	112	124	148	37%	470	481	2%

Income from Continuing Operations	$217	$223	$188	$171	$157	$181	$203	$237	39%	$799	$778	(3)%

Pretax Profit Margin	23%	23%	21%	21%	19%	20%	22%	25%		22%	22%
Financial Consultants	12,767	12,808	12,744	12,690	12,471	12,317	12,254	12,207	(4)%
Annualized Revenue per FC (000)	$481	$482	$444	$418	$428	$467	$481	$508	22%
Branch offices	534	536	536	534	532	531	531	529	(1)%
Client Assets (in billions of dollars)
Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$130	$116	$103	$106	$107	$121	$128	$137	29%
Financial Consultant Managed Accounts	60	55	49	52	53	61	64	72	38%

Total Total Private Client(1)	$190	$171	$152	$158	$160	$182	$192	$209	32%

Total Client Assets:
Private Client	$858	$802	$734	$762	$763	$834	$851	$912	20%
Other Investor Assets within Citigroup Global Markets	127	130	116	129	119	125	147	156	21%

Total(1)	$985	$932	$850	$891	$882	$959	$998	$1,068	20%

Net Client Asset Flows	$15	$9	$7	$3	$5	$9	$5	$9	NM
Bank Deposit Program Balances	$37	$37	$40	$41	$42	$42	$42	$41	—

(1)
Includes some assets jointly managed with Citigroup Asset Management.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 1
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,018	$1,034	$925	$1,099	$1,133	$1,164	$1,372	$1,279	16%	$4,076	$4,948	21%
Total Operating Expenses	92	112	124	173	179	184	208	217	25%	501	788	57%
Provision for Benefits and Claims	616	735	698	677	680	718	925	839	24%	2,726	3,162	16%

Income Before Taxes	310	187	103	249	274	262	239	223	(10)%	849	998	18%
Income Taxes and Minority Interest, net of tax	96	50	20	66	38	72	87	50	(24)%	232	247	6%

Income from Continuing Operations	$214	$137	$83	$183	$236	$190	$152	$173	(5)%	$617	$751	22%

Income from Continuing Operations(1)
Travelers Life & Annuity	$210	$89	$70	$193	$221	$173	$229	$158	(18)%	$562	$781	39%
International Insurance Manufacturing	$4	$48	$13	$(10)	$15	$17	$(77)	$15	NM	$55	$(30)	NM
Pre-tax Contribution by Source:
Individual Annuities	$123	$112	$89	$94	$92	$87	$106	$77	(18)%	$418	$362	(13)%
Group Annuities	98	96	62	109	85	83	88	78	(28)%	365	334	(8)%
Life	41	66	47	53	48	54	57	32	(40)%	207	191	(8)%
Other	27	25	37	29	33	17	35	23	(21)%	118	108	(8)%
Realized Insurance Investment Portfolio Gains/(Losses)	16	(182)	(148)	(15)	(3)	(2)	43	(6)	60%	(329)	32	NM

Total Travelers Life & Annuity	305	117	87	270	255	239	329	204	(24)%	779	1,027	32%

International Insurance Manufacturing	5	70	16	(14)	19	23	(38)	19	NM	77	23	(70)%
Realized Insurance Investment Portfolio Gains/(Losses)	—	—	—	(7)	—	—	(52)	—	100%	(7)	(52)	NM

Total International Insurance Manufacturing	5	70	16	(21)	19	23	(90)	19	NM	70	(29)	NM

Total Life Insurance and Annuities	$310	$187	$103	$249	$274	$262	$239	$223	(10)%	$849	$998	18%

(1)
Includes after-tax net realized insurance investment portfolio gains/(losses) of $10, ($118), ($100), and ($11) million, for the first, second, third and fourth quarters of 2002, respectively, and ($2), ($1), ($25) and ($4) million for the first, second, third and fourth quarters of 2003, respectively. Included within these numbers are net realized losses attributed to International Insurance Manufacturing of ($5) million in the fourth quarter of 2002 and ($53) million and ($1) million in the third and fourth quarters of 2003, respectively.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 2
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Travelers Life and Annuity:
Individual annuities:
Net written premiums and deposits:
Fixed	$376	$400	$325	$193	$141	$177	$115	$111	(42)%	$1,294	$544	(58)%
Variable	1,136	1,119	962	864	811	960	1,099	1,132	31%	4,081	4,002	(2)%
Individual Payout	14	12	15	17	20	12	12	12	(29)%	58	56	(3)%

Total	$1,526	$1,531	$1,302	$1,074	$972	$1,149	$1,226	$1,255	17%	$5,433	$4,602	(15)%

Policyholder account balances and benefit reserves(1):
Fixed	$7,889	$8,229	$8,515	$8,647	$8,755	$8,873	$8,925	$8,968	4%
Variable	22,168	20,328	18,173	19,152	18,874	21,195	22,068	24,215	26%
Individual Payout	646	644	645	649	653	649	648	645	(1)%

Total	$30,703	$29,201	$27,333	$28,448	$28,282	$30,717	$31,641	$33,828	19%

Policyholder account balances and benefit reserves rollforward(1):
Beginning of Period	$30,049	$30,703	$29,201	$27,333	$28,448	$28,282	$30,717	$31,641	16%
Net Sales	796	661	464	262	186	382	409	344	31%
Change in Market Value	(116)	(2,130)	(2,318)	856	(345)	2,065	538	1,884	NM
Interest Credited	116	121	128	133	122	125	127	128	(4)%
Benefits, Fees and Other	(142)	(154)	(142)	(136)	(129)	(137)	(150)	(169)	(24)%

End of Period	$30,703	$29,201	$27,333	$28,448	$28,282	$30,717	$31,641	$33,828	19%

Group annuities:
Net Written Premiums and Deposits(2)	$1,525	$2,350	$1,397	$1,020	$2,111	$1,361	$2,409	$1,521	49%	$6,292	$7,402	18%
Policyholder account balances and benefit reserves:
Guaranteed Investment Contracts	$9,745	$10,808	$10,970	$10,719	$11,624	$11,645	$12,466	$12,551	17%
Payout Group Annuities	5,720	5,942	6,099	6,202	6,320	6,519	6,899	7,168	16%
Other Group Investment Contracts	5,819	5,759	5,581	5,380	5,433	5,480	5,485	5,451	1%

Total	$21,284	$22,509	$22,650	$22,301	$23,377	$23,644	$24,850	$25,170	13%

Life insurance:
Net written premiums and deposits:
Direct periodic premiums and deposits	$233	$177	$143	$218	$209	$185	$204	$228	5%	$771	$826	7%
Single premium deposits	76	72	64	73	49	81	124	151	NM	285	405	42%
Reinsurance	(26)	(28)	(29)	(30)	(30)	(34)	(36)	(39)	(30)%	(113)	(139)	(23)%

Total	$283	$221	$178	$261	$228	$232	$292	$340	30%	$943	$1,092	16%

Policyholder account balances and benefit reserves:	$3,592	$3,643	$3,635	$3,852	$3,971	$4,225	$4,459	$4,826	25%
Life insurance in force (in billions, face amt.)	$77.8	$79.6	$80.7	$82.0	$83.2	$84.5	$86.9	$89.3	9%
Life insurance issued (in billions, face amt.)	$4.5	$4.0	$3.2	$3.3	$3.3	$3.6	$4.3	$4.5	36%	$15.0	$15.7	5%
Investment Data:
Assets	$35,179	$36,869	$38,075	$39,766	$42,316	$43,466	$44,706	$45,209	14%
Net Investment Income	$619	$638	$620	$693	$661	$648	$680	$648	(6)%	$2,570	$2,637	3%
Annualized Effective Yield	7.11%	7.12%	6.57%	7.25%	6.78%	6.42%	6.63%	6.08%		7.02%	6.48%

(1)
Includes general account, separate accounts and managed funds.

(2)
Excludes deposits related to Citigroup plans previously managed externally.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$423	$428	$414	$439	$461	$519	$510	$505	15%	$1,704	$1,995	17%
Total Operating Expenses	257	261	237	252	275	311	298	299	19%	1,007	1,183	17%
Provision for Credit Losses	6	—	5	7	4	6	2	(1)	NM	18	11	(39)%

Income Before Taxes	160	167	172	180	182	202	210	207	15%	679	801	18%
Income Taxes	49	54	55	58	57	64	67	62	7%	216	250	16%

Income from Continuing Operations	$111	$113	$117	$122	$125	$138	$143	$145	19%	$463	$551	19%

Average Assets (in billions of dollars)	$28	$29	$29	$30	$34	$38	$39	$40	33%	$29	$38	31%

Return on Assets	1.61%	1.56%	1.60%	1.61%	1.49%	1.46%	1.45%	1.44%		1.60%	1.45%

Client Business Volumes (in billions of dollars)(1)	$166	$163	$163	$170	$172	$180	$186	$195	15%	$170	$195	15%

Client Business Volumes (in billions of dollars)(1):
Proprietary Managed Assets	$31	$29	$31	$32	$32	$33	$34	$35	9%
Other Assets under Fee-Based Management	9	9	8	8	7	7	7	7	(13)%
Banking and Fiduciary Deposits	35	36	36	38	39	41	42	45	18%
Loans	29	30	31	33	34	35	37	37	12%
Other, Principally Custody Accounts	62	59	57	59	60	64	66	71	20%

Total Client Business Volumes	$166	$163	$163	$170	$172	$180	$186	$195	15%

Revenues:
Customer Revenues
Net Interest Spread and Recurring Fee-Based Revenues	$273	$270	$269	$283	$287	$316	$324	$332	17%	$1,095	$1,259	15%
Transaction Revenues	91	96	74	90	115	148	141	135	50%	351	539	54%

Total Customer Revenues	364	366	343	373	402	464	465	467	25%	1,446	1,798	24%
Other Revenues (Principally Allocated Equity and Treasury Revenues)	59	62	71	66	59	55	45	38	(42)%	258	197	(24)%

Total Revenues	$423	$428	$414	$439	$461	$519	$510	$505	15%	$1,704	$1,995	17%

North America	$187	$184	$187	$197	$210	$221	$211	$216	10%	$755	$858	14%
International	236	244	227	242	251	298	299	289	19%	949	1,137	20%

	$423	$428	$414	$439	$461	$519	$510	$505	15%	$1,704	$1,995	17%

Net Credit Loss Ratio	0.04%	0.00%	0.08%	0.10%	0.03%	0.05%	0.05%	0.09%

(1)
Client Business Volumes reflect the inclusion of Banamex beginning in the 2002 third quarter.
NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT (1)
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$470	$475	$451	$445	$400	$411	$444	$487	9%	$1,841	$1,742	(5)%
Total Operating Expenses	318	298	280	293	254	264	322	308	5%	1,189	1,148	(3)%

Income Before Taxes and Minority Interest	152	177	171	152	146	147	122	179	18%	652	594	(9)%
Income Taxes	53	55	57	43	41	42	50	55	28%	208	188	(10)%
Minority Interest, Net of Tax	—	1	—	—	—	1	—	11	—	1	12	NM

Income from Continuing Operations	$99	$121	$114	$109	$105	$104	$72	$113	4%	$443	$394	(11)%

Pre-tax profit margin	32.3%	37.3%	37.9%	34.2%	36.5%	35.8%	27.5%	36.8%
Asset Management (Excl. Retirement Services):
Total Revenues, Net of Interest Expense	$385	$393	$361	$361	$328	$336	$361	$405	12%	$1,500	$1,430	(5)%
Total Operating Expenses	257	260	243	246	219	226	240	270	10%	1,006	955	(5)%

Income Before Taxes and Minority Interest	128	133	118	115	109	110	121	135	17%	494	475	(4)%
Income Taxes	50	49	45	43	39	40	43	48	12%	187	170	(9)%
Minority Interest, Net of Tax	—	—	—	—	—	—	—	11	—	—	11	—

Income from Continuing Operations	$78	$84	$73	$72	$70	$70	$78	$76	6%	$307	$294	(4)%

Retirement Services:
Total Revenues, Net of Interest Expense	$85	$82	$90	$84	$72	$75	$83	$82	(2)%	$341	$312	(9)%
Total Operating Expenses	61	38	37	47	35	38	82	38	(19)%	183	193	5%

Income Before Taxes and Minority Interest	24	44	53	37	37	37	1	44	19%	158	119	(25)%
Income Taxes	3	6	12	—	2	2	7	7	—	21	18	(14)%
Minority Interest, Net of Tax	—	1	—	—	—	1	—	—	—	1	1	—

Income from Continuing Operations	$21	$37	$41	$37	$35	$34	$(6)	$37	—	$136	$100	(26)%

Net Flows by Business (in billions of dollars):
Retail/Private Bank	$6.0	$3.3	$0.5	$0.9	$(1.4)	$3.1	$1.6	$1.3	44%	$10.7	$4.6	(57)%
Institutional
Long Term	4.1	3.6	1.6	1.4	1.2	3.8	0.4	4.2	NM	10.7	9.6	(10)%
Liquidity	9.8	1.7	(8.1)	10.1	(2.4)	1.1	(2.5)	1.9	(81)%	13.5	(1.9)	NM

Total Institutional	13.9	5.3	(6.5)	11.5	(1.2)	4.9	(2.1)	6.1	(47)%	24.2	7.7	(68)%

Net Flows Excluding US Retail Money Markets	$19.9	$8.6	$(6.0)	$12.4	$(2.6)	$8.0	$(0.5)	$7.4	(40)%	$34.9	$12.3	(65)%

US Retail Money Markets	$(1.6)	$(4.5)	$(3.0)	$(3.5)	$0.1	$(1.6)	$(1.7)	$(0.8)	77%	$(12.6)	$(4.0)	68%
Assets Under Management by Business (in billions of dollars):
Retail/Private Bank(2)	$238.9	$220.6	$201.5	$205.1	$201.5	$217.0	$219.9	$230.9	13%
Institutional	156.6	161.7	150.2	163.9	162.6	172.7	174.0	185.4	13%
Retirement Services	9.9	10.1	10.6	11.1	11.1	12.2	12.2	11.9	7%
Other(3)	46.3	47.3	81.5	82.8	87.0	90.6	89.3	93.3	13%

Total Assets Under Management(2,3)	$451.7	$439.7	$443.8	$462.9	$462.2	$492.5	$495.4	$521.5	13%

Assets Under Management by Product (in billions of dollars):
Equity/Balanced	$165.5	$151.2	$129.4	$132.9	$125.9	$141.9	$145.5	$161.4	21%
Fixed Income	106.3	111.7	145.1	152.9	162.6	173.9	175.4	184.2	20%
Money Markets/Liquidity	140.6	135.2	124.3	132.3	128.9	128.2	124.2	123.0	(7)%
Alternative Investments	39.3	41.6	45.0	44.8	44.8	48.5	50.3	52.9	18%

Total Assets Under Management(2,3)	$451.7	$439.7	$443.8	$462.9	$462.2	$492.5	$495.4	$521.5	13%

Number of Morningstar 4- and 5-star Mutual Fund share classes(4)
Equity	11	12	13	14	16	16	17	18	29%
Fixed Income	10	13	13	12	11	6	10	14	17%
CitiStreet Joint Venture—Assets Under Administration (in billions of dollars)	$181	$176	$159	$163	$155	$170	$179	$193	18%

(1)
Includes Retirement Services Businesses.

(2)
Includes $29, $28, $29 and $31 billion for the first, second, third and fourth quarters of 2002, respectively, and $30, $31, $32 and $33 billion for the first, second, third and fourth quarters of 2003, respectively, for Citigroup Private Bank clients.

(3)
Includes CAI Institutional alternative investments, Travelers Property Casualty Corp., and TAMIC AUMs. Travelers Property Casualty Corp. assets of $34 and $35 billion in the third and fourth quarters of 2002 and $39, $40, $38 and $39 billion for the first, second, third and fourth quarters of 2003 respectively, are managed by Asset Management on a third- party basis following the spin-off.

(4)
Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
INSURANCE INVESTMENT PORTFOLIO(1)
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2002	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)
Fixed-income investments:
Available for sale, at market:
Mortgage-backed securities—principally obligations of U.S. Government agencies	$8,160	$8,516	$9,113	$8,979	$10,528	$10,671	$10,187	$9,839	10%
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	2,093	2,068	2,254	2,819	2,422	2,481	2,325	2,527	(10)%
Corporates (including redeemable preferreds)	24,730	25,840	26,810	27,106	28,042	29,430	31,327	32,579	20%
Obligations of states and political subdivisions	148	241	318	370	380	450	502	552	49%
Debt securities issued by foreign governments	749	643	537	398	510	640	755	802	NM
Held to maturity, at amortized cost	13	12	12	11	9	9	8	7	(36)%

Total fixed income	35,893	37,320	39,044	39,683	41,891	43,681	45,104	46,306	17%
Equity securities, at market	548	539	470	356	362	432	407	399	12%
Short Term and Other	4,140	4,230	3,836	6,364	5,890	6,255	6,519	5,673	(11)%

Total investments held by Insurance companies	$40,581	$42,089	$43,350	$46,403	$48,143	$50,368	$52,030	$52,378	13%

After-tax unrealized gains/(losses) on invested assets	$(112)	$160	$600	$753	$1,122	$1,933	$1,672	$1,598	NM

(1)
Includes investments held by insurance companies. Excludes Travelers Property Casualty Corp.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES(1)
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense (2)	$111	$(49)	$(67)	$(30)	$94	$168	$459	$287	NM	$(35)	$1,008	NM
Total Operating Expenses	52	48	76	62	78	91	84	140	NM	238	393	65%
Provision for Credit Losses	—	—	9	22	—	1	—	(1)	NM	31	—	(100)%

Income (Loss) Before Taxes and Minority Interest	59	(97)	(152)	(114)	16	76	375	148	NM	(304)	615	NM
Income Taxes (Benefits)	25	(36)	(46)	(41)	8	32	134	36	NM	(98)	210	NM
Minority Interest, Net of Tax	(1)	9	14	1	8	17	145	5	NM	23	175	NM

Income (Loss) from Continuing Operations(2)	$35	$(70)	$(120)	$(74)	$—	$27	$96	$107	NM	$(229)	$230	NM

Total Revenues, Net of Interest Expense (by Type):
Private Equity	$77	$(89)	$(651)	$(91)	$10	$71	$393	$192	NM	$(754)	$666	NM
Hedge Funds	11	17	20	23	15	38	8	19	(17)%	71	80	13%
Refinancing Portfolio	4	3	2	5	4	3	2	1	(80)%	14	10	(29)%
Other(2)	19	20	562	33	65	56	56	75	NM	634	252	(60)%

Total	$111	$(49)	$(67)	$(30)	$94	$168	$459	$287	NM	$(35)	$1,008	NM

Total Period End Assets (in billions)	$9.6	$8.6	$9.1	$9.4	$9.1	$9.1	$9.1	$8.5	(10)%

(1)
Includes Venture Capital Activities and certain other corporate investments.

(2)
The 2002 third quarter includes $527 million ($323 million after-tax) related to the gain on sale of 399 Park Avenue.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003	4Q 2003 vs. 4Q 2002 Increase/ (Decrease)	YTD 4Q 2002	YTD 4Q 2003	YTD 4Q 2003 vs. YTD 4Q 2002 Increase/ (Decrease)
Revenues
Loan interest, including fees	$9,159	$9,517	$9,686	$9,541	$9,470	$9,312	$9,098	$10,230	7%	$37,903	$38,110	1%
Other interest and dividends	4,944	5,483	5,398	5,211	4,875	4,776	4,755	4,531	(13)%	21,036	18,937	(10)%
Insurance premiums	780	931	855	844	825	839	1,071	1,014	20%	3,410	3,749	10%
Commissions and fees	3,928	4,105	3,612	3,613	3,700	4,049	4,132	4,433	23%	15,258	16,314	7%
Principal transactions	1,613	1,270	993	637	1,602	1,311	1,307	900	41%	4,513	5,120	13%
Asset management and administration fees	1,320	1,377	1,263	1,186	1,251	1,354	1,426	1,634	38%	5,146	5,665	10%
Realized gains (losses) from sales of investments	30	(190)	(165)	(160)	162	188	115	45	NM	(485)	510	NM
Other income	880	1,108	1,863	1,924	1,314	2,011	1,430	1,553	(19)%	5,775	6,308	9%

Total revenues	22,654	23,601	23,505	22,796	23,199	23,840	23,334	24,340	7%	92,556	94,713	2%
Interest expense	4,856	5,608	5,861	4,923	4,663	4,486	3,936	4,186	(15)%	21,248	17,271	(19)%

Total revenues, net of interest expense	17,798	17,993	17,644	17,873	18,536	19,354	19,398	20,154	13%	71,308	77,442	9%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	803	925	887	863	871	901	1,107	1,016	18%	3,478	3,895	12%
Provision for credit losses	2,559	2,057	2,689	2,690	2,053	2,186	1,614	2,193	(18)%	9,995	8,046	(19)%

Total benefits, claims, and credit losses	3,362	2,982	3,576	3,553	2,924	3,087	2,721	3,209	(10)%	13,473	11,941	(11)%

Operating Expenses
Non-insurance compensation and benefits	5,090	4,979	4,387	4,194	5,306	5,544	5,228	5,210	24%	18,650	21,288	14%
Net occupancy expense	960	988	1,001	1,056	1,041	1,064	1,045	1,130	7%	4,005	4,280	7%
Technology/communication expense	778	780	762	819	798	793	899	924	13%	3,139	3,414	9%
Insurance underwriting, acquisition and operating	269	233	230	260	264	265	262	272	5%	992	1,063	7%
Restructuring-related items	46	(40)	(41)	20	(13)	(1)	(11)	(21)	NM	(15)	(46)	NM
Other operating	1,913	2,207	2,101	4,306	2,156	2,306	2,190	2,517	(42)%	10,527	9,169	(13)%

Total operating expenses	9,056	9,147	8,440	10,655	9,552	9,971	9,613	10,032	(6)%	37,298	39,168	5%

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change	5,380	5,864	5,628	3,665	6,060	6,296	7,064	6,913	89%	20,537	26,333	28%
Provision for income taxes	1,879	2,017	1,898	1,204	1,919	1,956	2,208	2,112	75%	6,998	8,195	17%
Minority interest, net of income taxes	17	18	24	32	38	41	165	41	28%	91	285	NM

Income from Continuing Operations before Cumulative Effect of Accounting Change	3,484	3,829	3,706	2,429	4,103	4,299	4,691	4,760	96%	13,448	17,853	33%
Discontinued Operations(1)
Income from Discontinued Operations	455	359	151	—	—	—	—	—		965	—
Gain on Sale of Stock by Subsidiary	1,270	—	—	—	—	—	—	—		1,270	—
Provision (benefit) for income taxes	319	104	(63)	—	—	—	—	—		360	—

Income from Discontinued Operations	1,406	255	214	—	—	—	—	—		1,875	—
Cumulative Effect of Accounting Change(2)	(47)	—	—	—	—	—	—	—		(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	$4,760	96%	$15,276	$17,853	17%

(1)
Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of its class A common stock at 18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

(2)
Accounting Change refers to the 2002 first quarter adoption of the remaining provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF FINANCIAL POSITION(1)
(In millions of dollars)

	March 31, 2002	June 30, 2002	September 30, 2002	December 31, 2002	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003(2)	December 31, 2003 vs. December 31, 2002 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$15,984	$17,686	$15,886	$17,326	$19,731	$21,816	$24,688	$21,149	22%
Deposits at interest with banks	17,189	16,768	15,183	16,382	19,173	18,785	21,504	19,777	21%
Federal funds sold and securities borrowed or purchased under agreements to resell	150,605	148,384	157,482	139,946	158,052	167,260	175,458	172,174	23%
Brokerage receivables	26,848	21,050	21,208	25,358	25,606	43,955	35,372	26,476	4%
Trading account assets	145,059	163,867	161,803	155,208	173,099	174,324	190,851	230,856	49%
Investments	172,332	173,185	142,328	169,513	181,750	189,000	185,487	182,892	8%
Loans, net of unearned income
Consumer	275,631	289,105	293,365	337,681	332,607	329,695	338,614	379,932	13%
Corporate	113,083	113,870	110,251	110,124	105,425	108,876	102,962	98,074	(11)%

Loans, net of unearned income	388,714	402,975	403,616	447,805	438,032	438,571	441,576	478,006	7%
Allowance for credit losses	(10,120)	(10,037)	(10,320)	(11,101)	(11,049)	(11,167)	(10,843)	(12,643)	(14)%

Total loans, net	378,594	392,938	393,296	436,704	426,983	427,404	430,733	465,363	7%
Goodwill	25,506	25,604	22,559	26,961	26,605	26,960	26,757	27,581	2%
Intangible assets	8,885	8,844	7,776	8,509	8,233	7,792	8,674	13,881	63%
Reinsurance recoverables	12,531	12,481	4,328	4,356	4,361	4,431	4,511	4,577	5%
Separate and variable accounts	25,981	24,017	21,522	22,118	21,778	24,268	25,135	27,473	24%
Other assets	78,543	78,882	68,597	75,209	72,002	81,440	80,153	71,833	(4)%

Total assets	$1,058,057	$1,083,706	$1,031,968	$1,097,590	$1,137,373	$1,187,435	$1,209,323	$1,264,032	15%

Liabilities
Non-interest-bearing deposits in U.S. offices	$21,652	$21,475	$22,469	$29,545	$28,977	$26,579	$27,617	$30,074	2%
Interest-bearing deposits in U.S. offices	119,083	114,466	118,101	141,787	145,354	146,178	146,392	146,675	3%
Non-interest-bearing deposits in offices outside the U.S.	18,488	19,706	19,343	21,422	21,099	23,165	22,579	22,458	5%
Interest-bearing deposits in offices outside the U.S.	223,166	239,231	230,914	238,141	248,676	252,062	257,654	274,326	15%

Total deposits	382,389	394,878	390,827	430,895	444,106	447,984	454,242	473,533	10%
Federal funds purchased and securities loaned or sold under agreements to repurchase	165,120	171,619	164,946	162,643	178,459	172,864	168,125	181,156	11%
Brokerage payables	25,790	21,175	19,766	22,024	24,989	45,779	35,805	37,330	69%
Trading account liabilities	81,537	86,564	95,699	91,426	92,659	101,998	107,037	114,015	25%
Contractholder funds and separate and variable accounts	49,992	49,925	48,347	49,331	50,339	53,363	55,499	58,402	18%
Insurance policy and claims reserves	49,840	50,129	16,304	16,350	16,459	16,714	16,908	17,478	7%
Investment banking and brokerage borrowings	18,854	18,058	19,951	21,353	21,932	20,782	22,542	22,442	5%
Short-term borrowings	24,805	24,638	27,991	30,629	28,495	32,949	40,698	36,670	20%
Long-term debt	117,757	114,580	109,672	126,927	133,125	131,350	145,990	162,702	28%
Other liabilities(3)	51,629	59,657	51,611	53,142	52,811	63,633	60,330	56,233	6%
Citigroup or subsidiary obligated mandatorily redeemable securities of subsidiary trusts holding solely junior subordinated debt securities of
—Parent	4,326	4,435	4,605	4,657	5,563	5,615	5,809	5,217	12%
—Subsidiary	2,380	2,333	1,483	1,495	1,095	1,103	1,079	840	(44)%

Total liabilities	974,419	997,991	951,202	1,010,872	1,050,032	1,094,134	1,114,064	1,166,018	15%

Stockholders' equity
Preferred Stock	1,400	1,400	1,400	1,400	1,126	1,125	1,125	1,125	(20)%
Common Stock	55	55	55	55	55	55	55	55	—
Additional paid-in capital	23,860	23,815	16,795	17,381	17,450	17,412	17,524	17,531	1%
Retained earnings	73,798	76,924	79,911	81,403	84,453	87,698	90,555	93,483	15%
Treasury stock	(11,194)	(12,624)	(14,363)	(11,637)	(11,390)	(11,384)	(11,241)	(11,524)	1%
Accumulated other changes in equity from nonowner sources	(1,770)	(1,726)	(1,095)	(193)	(1,055)	904	(492)	(806)	NM
Unearned compensation	(2,511)	(2,129)	(1,937)	(1,691)	(3,298)	(2,509)	(2,267)	(1,850)	(9)%

Total stockholders' equity	83,638	85,715	80,766	86,718	87,341	93,301	95,259	98,014	13%

Total liabilities and stockholders' equity	$1,058,057	$1,083,706	$1,031,968	$1,097,590	$1,137,373	$1,187,435	$1,209,323	$1,264,032	15%

(1)
Periods prior to September 30, 2002 include balances for Travelers Property Casualty Corp.

(2)
Preliminary

(3)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $450, $510, $510 and $567 million for the first, second, third and fourth quarters of 2002, respectively, and $567, $567, $526 and $600 million for the first, second, third and fourth quarters of 2003, respectively.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Average Loans
	4Q02	3Q03	4Q03	4Q03	4Q02	3Q03	4Q03	4Q03
PRODUCT VIEW:
Cards	$2,397	$2,353	$3,392	$158.4	$1,772	$1,789	$2,186	$144.1
Ratio	1.84%	1.83%	2.14%		5.61%	5.62%	6.02%
North America Cards	2,185	2,098	3,133	143.7	1,653	1,653	2,052	130.2
Ratio	1.85%	1.82%	2.18%		5.75%	5.77%	6.25%
International Cards	212	255	259	14.7	119	136	134	13.9
Ratio	1.78%	1.88%	1.76%		4.21%	4.27%	3.84%
Consumer Finance	2,197	2,127	2,221	94.1	852	898	867	93.3
Ratio	2.48%	2.30%	2.36%		3.91%	3.92%	3.68%
North America Consumer Finance	1,786	1,642	1,683	72.6	515	520	512	72.2
Ratio	2.64%	2.29%	2.32%		3.10%	2.93%	2.81%
International Consumer Finance	411	485	538	21.5	337	378	355	21.1
Ratio	1.98%	2.32%	2.50%		6.48%	7.34%	6.65%
Retail Banking (excluding Commercial Markets)	3,647	3,707	3,802	123.9	128	210	119	121.3
Ratio	3.18%	3.19%	3.07%		0.48%	0.72%	0.39%
North America Retail Banking	2,419	2,318	2,299	88.5	37	21	24	86.4
Ratio	2.90%	2.80%	2.60%		0.20%	0.10%	0.11%
International Retail Banking	1,228	1,389	1,503	35.4	91	189	95	34.9
Ratio	3.91%	4.16%	4.24%		1.17%	2.28%	1.09%
Private Bank	174	124	121	34.8	7	4	8	34.7
Ratio	0.56%	0.36%	0.35%		0.10%	0.05%	0.09%
Other	1	—	—	0.9	1	—	—	0.9

Managed Loans (Excluding Commercial Markets) (2)	$8,416	$8,311	$9,536	$412.1	$2,760	$2,901	$3,180	$394.3
Ratio	2.30%	2.23%	2.31%		3.15%	3.14%	3.20%
Securitized Receivables (all in North America Cards)	(1,285)	(1,414)	(1,421)	(76.1)	(962)	(1,127)	(1,219)	(74.5)
Loans Held-for-Sale	(121)	(120)	—	—	(99)	(83)	(11)	(0.6)

On-Balance Sheet Loans (Excluding Commercial Markets)	$7,010	$6,777	$8,115	$336.0	$1,699	$1,691	$1,950	$319.2
Ratio	2.40%	2.28%	2.42%		2.44%	2.31%	2.42%
	Cash-Basis Loans(1)				Net Credit Losses(1)
Commercial Markets Groups	$1,299	$1,283	$1,350	$39.9	$146	$50	$94	$40.2
Ratio	2.90%	3.17%	3.38%		1.38%	0.47%	0.93%
Total Consumer Loans(2)(3)				$375.9				$359.4

	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Average Loans
	4Q02	3Q03	4Q03	4Q03	4Q02	3Q03	4Q03	4Q03
REGIONAL VIEW (Excluding Commercial Markets):
North America (excluding Mexico)	$6,135	$5,752	$6,794	$317.8	$2,188	$2,190	$2,573	$301.9
Ratio	2.18%	2.02%	2.14%		3.27%	3.10%	3.38%
Mexico	355	374	388	6.9	21	10	14	7.1
Ratio	5.43%	5.77%	5.65%		1.30%	0.58%	0.80%
Europe, Middle East and Africa	1,253	1,489	1,669	34.0	109	160	174	32.6
Ratio	4.47%	4.80%	4.90%		1.61%	2.13%	2.11%
Japan	258	343	355	17.4	306	343	323	17.3
Ratio	1.46%	2.02%	2.04%		6.97%	8.36%	7.43%
Asia (excluding Japan)	340	307	286	33.1	96	101	94	32.5
Ratio	1.19%	0.96%	0.86%		1.36%	1.29%	1.15%
Latin America	75	46	44	2.9	40	97	2	2.9
Ratio	2.48%	1.56%	1.50%		5.10%	13.13%	0.22%

Managed Loans (Excluding Commercial Markets)(2)	$8,416	$8,311	$9,536	$412.1	$2,760	$2,901	$3,180	$394.3
Ratio	2.30%	2.23%	2.31%		3.15%	3.14%	3.20%
Securitized Receivables (all in North America Cards)	(1,285)	(1,414)	(1,421)	(76.1)	(962)	(1,127)	(1,219)	(74.5)
Loans Held-for-Sale	(121)	(120)	—	—	(99)	(83)	(11)	(0.6)

On-Balance Sheet Loans (Excluding Commercial Markets)	$7,010	$6,777	$8,115	$336.0	$1,699	$1,691	$1,950	$319.2
Ratio	2.40%	2.28%	2.42%		2.44%	2.31%	2.42%

(1)
The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 6.

(3)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $4 billion and $4 billion, respectively, which are included in Consumer Loans on the Consolidated Statement of Financial Position.

Reclassified to conform to the current period's presentation.

RESERVE FOR LOAN LOSSES
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003
Allowance for credit losses at beginning of period	$9,688	$10,120	$10,037	$10,320	$11,101	$11,049	$11,167	$10,843

Provision for credit losses:
Global Consumer(1)	1,878	1,599	1,885	1,792	1,810	1,774	1,433	1,897
CitiCapital	112	193	136	119	129	114	105	54
Global Corporate and Investment Bank	569	265	668	779	114	298	76	242

	2,559	2,057	2,689	2,690	2,053	2,186	1,614	2,193

Gross credit losses:
Global Consumer(1)	1,898	1,941	2,040	2,033	2,059	2,081	2,043	2,365
CitiCapital	187	258	172	162	163	134	112	96
Global Corporate and Investment Bank	370	368	533	604	230	333	412	498

	2,455	2,567	2,745	2,799	2,452	2,548	2,567	2,959

Credit recoveries:
Global Consumer(1)	255	259	278	323	319	323	405	405
CitiCapital	30	35	32	27	17	8	9	12
Global Corporate and Investment Bank	42	106	72	104	31	76	81	74

	327	400	382	454	367	407	495	491

Net credit losses:
Global Consumer(1)	1,643	1,682	1,762	1,710	1,740	1,758	1,638	1,960
CitiCapital	157	223	140	135	146	126	103	84
Global Corporate and Investment Bank	328	262	461	500	199	257	331	424

	2,128	2,167	2,363	2,345	2,085	2,141	2,072	2,468

Other—net(2)	1	27	(43)	436	(20)	73	134	2,075

Allowance for credit losses at end of period	$10,120	$10,037	$10,320	$11,101	$11,049	$11,167	$10,843	$12,643

Net Consumer Credit Losses (excluding CitiCapital)	$1,643	$1,682	$1,762	$1,710	$1,740	$1,758	$1,638	$1,960
As a Percentage of Average Consumer Loans	2.71%	2.65%	2.65%	2.33%	2.29%	2.30%	2.10%	2.30%
Net CitiCapital Credit Losses	$157	$223	$140	$135	$146	$126	$103	$84
As a Percentage of Average CitiCapital Loans	2.15%	3.09%	1.97%	1.96%	2.24%	2.01%	1.69%	1.51%
Net Corporate Credit Losses	$328	$262	$461	$500	$199	$257	$331	$424
As a Percentage of Average Corporate Loans	1.23%	0.97%	1.74%	1.88%	0.78%	0.98%	1.29%	1.72%
Allowance for Credit Losses
Consumer (excluding CitiCapital)	$5,732	$5,756	$5,849	$6,410	$6,476	$6,551	$6,450	$8,530
CitiCapital	636	630	627	611	594	585	588	558
Corporate	3,752	3,651	3,844	4,080	3,979	4,031	3,805	3,555

Allowance for Credit Losses	$10,120	$10,037	$10,320	$11,101	$11,049	$11,167	$10,843	$12,643

Allowance for Credit Losses on Lending Commitments(3)	$450	$510	$510	$567	$567	$567	$526	$600

Total Allowance for Loans, Leases and Corproate Lending Commitments	$10,570	$10,547	$10,830	$11,668	$11,616	$11,734	$11,369	$13,243

Total Allowance for Loans, Leases and Lending Commitments as a Percent of Total Loans
Consumer (excluding CitiCapital)	2.33%	2.21%	2.20%	2.06%	2.11%	2.16%	2.04%	2.38%
CitiCapital	2.18%	2.18%	2.26%	2.26%	2.32%	2.37%	2.63%	2.53%
Corporate	3.72%	3.65%	3.95%	4.22%	4.31%	4.22%	4.21%	4.24%
Total	2.72%	2.62%	2.68%	2.61%	2.65%	2.68%	2.57%	2.77%
Total Allowance for Loans and Leases As a Percent of Total Loans(4)
Corporate	3.32%	3.21%	3.49%	3.70%	3.77%	3.70%	3.70%	3.62%

(1)
Includes loans made to Private Bank clients.

(2)
The 2002 fourth quarter includes the addition of $452 million of credit loss reserves related to the acquisition of Golden State Bancorp. The 2003 fourth quarter includes the addition of $2.1 billion of credit loss reserves related to the acquisition of Sears' Credit Card Business.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Statement of Financial Position.

(4)
Excludes the allowance for Corporate Lending Commitments.

Reclassified to conform to the current period's presentation.

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	4Q 2003
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$125	$87	$41	$64	$61	$62	$36	$8
Other	3,157	3,753	3,891	3,931	4,021	4,142	3,753	3,411

Total Corporate Cash-Basis Loans	$3,282	$3,840	$3,932	$3,995	$4,082	$4,204	$3,789	$3,419

Corporate Cash-Basis Loans(1)
JENA(2)	$924	$1,074	$1,096	$1,207	$1,077	$1,188	$1,121	$1,032
Other International(3)	2,358	2,766	2,836	2,788	3,005	3,016	2,668	2,387

Total Corporate Cash-Basis Loans	$3,282	$3,840	$3,932	$3,995	$4,082	$4,204	$3,789	$3,419

Corporate Cash-Basis Loans as a % of Total Corporate Loans(4)	2.98%	3.46%	3.66%	3.72%	3.90%	3.88%	3.70%	3.50%
Consumer Cash-Basis (excluding Commercial Markets)	$4,212	$4,284	$4,365	$4,607	$4,710	$4,601	$4,493	$4,735
Commercial Markets Cash-Basis Loans	1,321	1,161	1,234	1,299	1,250	1,165	1,283	1,350

Total Consumer Cash-Basis Loans	$5,533	$5,445	$5,599	$5,906	$5,960	$5,766	$5,776	$6,085

CitiCapital Collateral Dependent Loans (included in Commercial Markets Cash-Basis Loans)	$330	$360	$389	$508	$462	$489	$413	$424

Renegotiated Loans (includes Corporate and Commercial Markets Loans)	$335	$317	$267	$170	$157	$178	$161	$140

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer(5)	$384	$458	$473	$495	$509	$479	$460	$437
Global Corporate and Investment Bank(5)(6)	145	136	117	75	78	89	95	105

TOTAL OTHER REAL ESTATE OWNED	$529	$594	$590	$570	$587	$568	$555	$542

OTHER REPOSSESSED ASSETS(7)	$381	$320	$227	$230	$255	$228	$182	$151

(1)
Cash-basis loans for the Insurance Subsidiaries and Investment Activities businesses for the first, second, third and fourth quarters of 2002 were $39, $89, $136 and $62 million, respectively, which are included in Other Assets on the Consolidated Statement of Financial Position for 2003.

(2)
JENA includes Japan, Western Europe and North America.

(3)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)
Excluding Insurance Subsidiaries and Investment Activities.

(5)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(6)
Other Real Estate Owned for the Insurance Subsidiaries businesses for the first, second, third and fourth quarters of 2002 were $125, $123, $54 and $36 million, respectively, which is included in Other Assets on the Consolidated Statement of Financial Position for 2003.

(7)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

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  Exhibit 99.2
CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT